UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2013

CROSS TIMBERS ROYALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Texas	1-10982	75-6415930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

U.S. Trust, Bank of America
Private Wealth Management
Trustee
P.O. Box 830650
Dallas, Texas		75283-0650
(Address of Principal Executive Offices)		(Zip Code)

(877) 228-5084

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 18, 2013, the Registrant issued a news release announcing its monthly cash distribution to unitholders of record on January 31, 2013. A copy of the news release is furnished as Exhibit 99.1.

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	News Release dated January 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSS TIMBERS ROYALTY TRUST

	By:	BANK OF AMERICA, N.A., TRUSTEE

Date: January 18, 2013	By:	/s/ NANCY G. WILLIS
Nancy G. Willis
Vice President

EXXON MOBIL CORPORATION

	By:	/s/ JAMES A. HALL
James A. Hall
Vice President—Upstream Business Services

EXHIBIT INDEX

Exhibit Number and Description

99.1	News Release dated January 18, 2013

4